UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________

SCHEDULE 14C

INFORMATION STATEMENT

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934
Check the appropriate box:

[   ]Preliminary Information Statement
[   ]Confidential, For Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[X]Definitive Information Statement

Rough Tide Marine Operations, Inc.
(Name of Registrant As Specified in Charter)

Nevada
(State or other Jurisdiction of Incorporation or Organization)

8860 Greenlawn Street
333-144082	Riverside, CA 92508	20-8758875
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No)

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ROUGH TIDE MARINE OPERATIONS, INC.
8860 GREENLAWN STREET
RIVERSIDE, CA 92508

Notice of Action by Written Consent
of a
Majority of the Outstanding Common Shares
taken as of May 25, 2010

TO THE STOCKHOLDERS OF ROUGH TIDE MARINE OPERATIONS, INC.

Rough Tide Marine Operations, Inc. (“we” “us” “our” or “Company”) hereby gives notice to its stockholders that the holder of a majority of the Company’s outstanding shares of common stock (“Common Stock”), has taken an action by written consent to:

1.	Approve the amendment to the Company’s Articles of Incorporation to change the name of the Company from Rough Tide Marine Operations, Inc. to Atlas Therapeutics Corporation.

The stockholder has approved the corporate actions in lieu of a special meeting pursuant to Section 78.320 of the Nevada Revised Statues “NRS”, which permits any action that may be taken at a meeting of the stockholders to be taken by the written consent to the action by the holder of the number of shares of voting stock required to approve the action at a meeting.  All necessary corporate approvals in connection with the matters referred to in this information statement have been obtained.  This information statement is being furnished to all of our stockholders pursuant to Section 14(c) of the Securities and Exchange Act of 1934 (“Exchange Act”), and the rules thereunder, solely for the purpose of informing stockholders of these corporate actions before they take effect.  In accordance with Rule 14c-2 under the Exchange Act, the stockholder consent will take effect 21 calendar days following the mailing of this information statement.

The details of the foregoing actions and other important information are set forth in the accompanying Information Statement.

This action has been approved by our Board of Directors and the holder of more than a majority of the Company’s common shares outstanding.  Only stockholders of record at the close of business on June 4, 2010 are being given Notice of the Action by Written Consent.  The Company is not soliciting proxies.

By Order of the Board of Directors of
ROUGH TIDE MARINE OPERATIONS, INC.

/s/ Georgette Mathers
Chief Executive Officer

Riverside, CA
May 28, 2010
WE ARE NOT ASKING YOU FOR A PROXY

AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

ROUGH TIDE MARINE OPERATIONS, INC.
8860 GREENLAWN STREET
RIVERSIDE, CA 92508

INFORMATION STATEMENT

1.           GENERAL INFORMATION

ACTION BY THE HOLDER OF A MAJORITY OF SHARES

We are furnishing this Information Statement to all holders of our Common Stock, to provide you with information regarding, and a description of an action which was taken by written consent in lieu of a special meeting of stockholders by the holder of a majority of our common stock on May 25, 2010, subject to the expiration of 20 days following the mailing of this Information Statement to our stockholders as required under Rule 14c-2 under the Exchange Act.  Effective May 25, 2010, the holder of 28,000,000 shares, or approximately 57% of the Company’s then outstanding voting securities, executed a written consent in accordance with Section 78.320 of the NRS, approving the amendment to the Articles of Incorporation to change the Company’s name to Atlas Therapeutics Corporation.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This not a notice of a special meeting of stockholders and no stockholders meeting will be held to consider any matter described in this Information Statement.

A Stockholder owning of record more than 57% of our outstanding voting securities has irrevocably consented to the amendment of Articles of Incorporation to change the Company’s name to Atlas Therapeutics Corporation.  The vote or consent of no other holders of our capital stock is required to approve this action.  Accordingly, no additional votes will be needed to approve this action.

This Information Statement is being mailed on or about June 9, 2010 to stockholders of record on June 4, 2010 (the “Record Date”).  This Information Statement is being delivered only to inform you of the corporate action described herein in accordance with Rule 14c-2 under the Exchange Act.

DISSENTER’S RIGHT OF APPRAISAL

Under Nevada law and our articles of incorporation and bylaws, no stockholder has any right to dissent to the adoption of stock option plan, or the proposed name change, and is not entitled to appraisal of or payment for their shares of our stock.

CORPORATE ACTIONS

AMENDMENT TO ARTICLES OF INCORPORATION
TO CHANGE NAME TO ATLAS THERAPEUTICS CORPORATION
(ITEM 1)

On May 25, 2010, the action to amend the Company’s Articles of Incorporation to change the Company’s name from Rough Tide Marine Operations, Inc., to Atlas Therapeutics Corporation (the “Amendment”) was approved by written consent of the holder representing approximately 57% of the outstanding voting securities of the Company.

On May 25, 2010, the Board of Directors of the Company approved the Amendment.  The Amendment to be filed with the Nevada Secretary of State is attached to this Information Statement as Exhibit A.

The approval of the Amendment requires the affirmative vote of a majority of the shares of voting securities outstanding and entitled to vote.  On May 25, 2010, the action to approve the Amendment was approved by written consent of the holder representing approximately 57% of the outstanding voting securities of the Company.  As such, no vote or future action of the stockholders of the Company is required to approve the Amendment.  You are hereby being provided with notice of the approval of the Amendment.

PURPOSE OF NAME CHANGE

The Board of Directors approved the Amendment to further the Company’s strategic business plan and ensure shareholder recognition of the Company.  In order to pursue the Company’s new business venture and maintain shareholder recognition of the Company, the Board believes that the change of name is in the best interest of the Company.

EFFECTIVE DATE OF AMENDMENT

The Amendment to our Articles of Incorporation will become effective upon the filing with the Nevada Secretary of State of a Certificate of Amendment to our Articles of Incorporation.  We intend to file the Certificate of Amendment twenty-one days after this Information Statement is first mailed to shareholders.

EFFECT ON CERTIFICATES EVIDENCING SHARES OF ROUGH TIDE MARINE OPERATIONS, INC.

The change in the name of Rough Tide Marine Operations, Inc. to Atlas Therapeutics Corporation will be reflected in its stock records by book-entry in Rough Tide Marine Operations, Inc.’s books.  For those shareholders that hold physical certificates, please do not destroy or send to Rough Tide Marine Operations, Inc. your common stock certificates.  Those certificates will remain valid for the number of shares shown thereon, and should be carefully preserved by you.

There will be no other effect on your rights or interest in shares of the Company that you hold.  There are no material US Federal Income Tax consequence to either the Company or its shareholders from the Amendment.

VOTING SECURITIES

The Company’s authorized capital consisted of 300,000,000 shares of Common Stock, $0.001 par value, and 25,000,000 shares of Preferred Stock, $0.001 par value.  There are currently 49,000,000 common shares outstanding.  No preferred shares are outstanding.

The holders of Common Stock are entitled to one vote for each share held of record on all matters submitted to a vote of the holders of Common Stock.  Subject to preferences applicable to any outstanding preferred stock, if any, holders of Common Stock are entitled to receive ratably such dividends as may be declared by the Board of Directors out of funds legally available therefore. In the event of a liquidation, dissolution or winding up of Rough Tide Marine Operations, Inc., the holders of Common Stock are entitled to share ratably all assets remaining after payment of liabilities and the liquidation preference of any preferred stock, if any. Holders of Common Stock have no preemptive or subscription rights, and there are no redemption or conversion rights with respect to such shares.

In the event of any liquidation, dissolution or winding up of Rough Tide Marine Operations, Inc., the assets of Rough Tide Marine Operations, Inc. available for distribution to shareholders will be distributed among the holders of preferred stock, if any, and the holders of any other class of equity securities of Rough Tide Marine Operations, Inc., including its common stock, pro rata, on an as-converted-to-common-stock basis, after the payment to the holders of Rough Tide Marine Operations, Inc. Common Stock of a di minimus par value amount.

DIRECTORS AND EXECUTIVE OFFICERS

The following lists the name, age and business experience of each of the Rough Tide Marine Operations, Inc. directors and executive officers.

Name	Age	Position
Georgette Mathers	56	Chief Executive Officer, Chief Financial Officer Secretary and Director

Georgette Mathers, 56 years of age, Chief Executive Officer, Chief Financial Officer, Secretary and Director.

Ms. Mathers is a corporate paralegal and has worked in the legal profession for over 20 years

Director Compensation.  Directors are reimbursed for expenses incurred by attending Board of Directors’ meetings.  They are not currently paid any other compensation for their services on the Board.  The Company has entered into indemnification agreement with the director.

DISCLOSURES

The Company is not aware of any current substantial interest, direct or indirect, by security holdings or otherwise, of: i) any of the Company’s current or prior officers or directors, ii) any nominee for election as a director of the Company, or iii) any associate of the persons mentioned in subsections i) and ii) above.

The Company’s sole director has voted in favor of the actions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the Company’s common stock beneficially owned on May 25, 2010, for (i) each stockholder known to be the beneficial owner of 5% or more of Company’s outstanding common stock, (ii) each executive officer and director, and (iii) all executive officers and directors as a group.  In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days.

As of May 25, 2010, the Company had 49,000,000 shares of common stock outstanding.

Name of Beneficial Owner	Amount	Percent
Georgette Mathers	28,000,000	57%
All Executive Officers and Directors As a Group (1 persons)	28,000,000	57%

COPIES OF INFORMATION STATEMENT

Only one Information Statement is being delivered to multiple security holders sharing an address unless we have received contrary instructions from one or more of the security holders.  We hereby undertake promptly to deliver, upon written or oral request, a separate copy of this Information Statement to a security holder at a shared address to which a single copy of the Information Statement was delivered.  In order to request additional copies of this Information Statement or to request delivery of a single copy of this Information Statement if you are receiving multiple copies, please contact us by mail at 8860 Greenlawn Street, Riverside, CA 92508.

ADDITIONAL INFORMATION

We file annual reports on Form 10-K, quarterly reports of Form 10-Q, current reports on Form 8-K or Form 8-K/A, proxy statements and other information with the SEC under the Exchange Act.  You may read and copy this information at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549.  Please call the SEC at (800) 732-0330 for further information on the operation of the SEC’s Public Reference Room.  The SEC also maintains an internet site that contains reports, proxy statements and other information about issuers, like us, who file electronically with the SEC.  The address of the SEC’s web site is www.sec.gov.

The following documents as filed with the Commission by the Company are incorporated herein by reference:

Annual Report on Form 10-KSB for the year ended December 31, 2007;
Quarterly Report on Form 10-QSB for the quarter ended March 31, 2008;
Quarterly Report on Form 10-QSB for the quarter ended June 30, 2008
Quarterly Report on Form 10-QSB for the quarter ended September 30, 2008
Annual Report on Form 10-K for the year ended December 31, 2008
Current Report on Form 8-K dated as of January 26, 2009
Quarterly Report on Form 10-Q for the quarter ended March 31, 2009
Quarterly Report on Form 10-Q for the quarter ended June 30, 2009
Quarterly Report on Form 10-Q for the quarter ended September 30, 2009
Annual Report on Form 10-K for the year ended December 31, 2010
Quarterly Report on Form 10-Q for the quarter ended March 31, 2010

By Order of the Board of Directors,

/s/ Georgette Mathers

Georgette Mathers
Chief Executive Officer and Director
Dated: May 28, 2010

EXHIBIT A
Amended Articles of Incorporation